Exhibit 10.04

CERTAIN INFORMATION IN THIS EXHIBIT, MARKED BY [****], HAS BEEN EXCLUDED. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT No.01/2020 TO THE SERVICE AGREEMENT OF SMS MESSAGING SERVICES AND TECHNICAL MANAGEMENT BETWEEN OI MÓVEL SA and CONTRACTING PARTY

ZENVIA MOBILE SERVIÇOS DIGITAIS SA, headquartered in Porto Alegre / RS, at Avenida Dr. Nilo Peçanha, No 2.900, 14th floor, bairro Chácara das Pedras, CEP: 91.330-001, registered under the CNPJ (National Taxpayer Identification Number) No 14.096.190/0001-05, hereby represented as provided for in its articles of incorporation, hereinafter referred to simply as CONTRACTING PARTY; and

OI MÓVEL S.A., under judicial recovery, a company that provides personal mobile service, headquartered in the Setor Comercial Norte, quadra 03, bloco A, Ed. Estação Telefônica, Térreo - Parte 2, Brasilia, registered under the CNPJ number 05.423.963/0001-11, hereby represented in the form of its Bylaws, by its legal representatives, hereinafter referred to simply as "PROVIDER or CONTRACTOR”.

When referred to together, hereinafter referred to as “Parties” and, separately, “Party”;

CONSIDERING THAT:

(i)	The Parties have signed, among themselves, the Contract for the Provision of Services for Sending SMS Messages and the Technical Management Service Contract, dated of 11/14/2019 (“Contract”), which allows, as regulated by ANATEL - Agência Nacional de Telecomunicações (National Telecommunications Agency), thesending and receiving short text messages according to the Short Message Service standard ("SMS Messages");

and

(ii)	The Parties wish to apply the new commercial conditions of the Agreement.

ANNEX - (RATES FOR THE USE OF THE OI TORPEDO CORPORATE SEGMENT SERVICE)

1.1	THE AMOUNT CHARGED FOR THE PROVISION OF THE SERVICE TO WHICH THIS AGREEMENT IS INTENDED IS THE FOLLOWING (amounts valid until 07/31/2020):

SMS Price List – Oi Torpedo
Deductible Monthly	Cost per SMS	SMS subscription	Cost per additional SMS
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

1.1.2 THE AMOUNT CHARGED FOR THE PROVISION OF THE SERVICE OBJECT OF THIS AGREEMENT IS THE FOLLOWING (values valid from 08/01/2020 to 12/31/2020):

SMS Price List - Oi Torpedo
Monthly Allowance	Cost per SMS	SMS subscription	Cost per additional SMS
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

SECOND CLAUSE – GENERAL PROVISIONS

2.1 The Contract, in all its Clauses, items and sub-items, and Attachments, which have not been object of express alteration by this instrument, remains unchanged and in full force, being ratified in this act for all legal purposes.

IN WITNESS WHEREOF the Parties sign this instrument in two (2) counterparts of equal content and form, for a single effect, in the presence of the two (2) undersigned witnesses.

São Paulo, January 7, 2020.

By Oi Móvel S.A. undergoing judicial recovery

/s/ Michele Fernandes Borges	/s/ Daniel de Souza
Name: Michele Fernandes Borges	Name: Daniel de Souza

By CONTRACTING PARTY

/s/ Renato Ferri Soares Pinto	/s/ Fabio Matias de Souza
Name: Renato Ferri Soares Pinto	Name: Fabio Matias de Souza

WITNESSES:

1.	/s/ Tercio Hartmann Konig

Name: Tercio Hartmann Konig